SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 15, 1998


                      CIRCUIT CITY CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


  United States                    0-26172                       58-1897792
 (State or other                 (Commission                    (IRS Employer
  jurisdiction                    File No.)                  Identification No.)
of incorporation)

1800 Parkway Place, Marietta, Georgia                              30067
(Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code: 770-423-7900


Item 5               Other Events.

                     The registrant distributed the Certificateholders Statement
                     for  the   month   of  May  1998  to  the   Series   1994-2
                     Certificateholders on June 15, 1998.

                     The registrant distributed the Certificateholders Statement
                     for  the   month   of  May  1998  to  the   Series   1995-1
                     Certificateholders on June 15, 1998.

                     The registrant distributed the Certificateholders Statement
                     for  the   month   of  May  1998  to  the   Series   1996-1
                     Certificateholders on June 15, 1998.


                                      - 1 -



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Item 7(c).          Exhibits.

                    The  following  is filed as an exhibit to this report  under
Exhibit 28:

          99.1 Series 1994-2 Certificateholders Statement for the month of May 1998.

          99.2 Series 1995-1 Certificateholders Statement for the month of May 1998.

          99.3 Series 1996-1 Certificateholders Statement for the month of May 1998.




                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CIRCUIT CITY CREDIT CARD
                            MASTER TRUST


                            By:       FIRST NORTH AMERICAN
                                      NATIONAL BANK, as
                                      Transferor and Servicer


                            By:
                                      Michael T. Chalifoux
                                      Chairman of the Board





Date:      June 15, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549












                                    EXHIBITS
                                       TO
                                    FORM 8-K


                      CIRCUIT CITY CREDIT CARD MASTER TRUST

                                INDEX TO EXHIBITS



         Exhibit
         Number     Exhibit


          99.1 Series 1994-2 Certificateholders Statement for the month of May 1998.


          99.2 Series 1995-1 Certificateholders Statement for the month of May 1998.


          99.3 Series 1996-1 Certificateholders Statement for the month of May 1998.